UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2014 and August 30, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Accuray Incorporated (the “Company”) approved a series of forms, as described below, to be used to set forth the terms of grants of restricted stock units, performance stock units and market stock units to certain participants under the Company’s 2007 Incentive Award Plan (the “Plan”), including the Company’s named executive officers.

Approval of Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement.

On August 26, 2014, the Committee approved a Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (the “RSU Agreement”) to be used to set forth the terms of grants of restricted stock units to certain participants under the Plan, including the Company’s named executive officers.

The RSU Agreement contemplates that the restricted stock units underlying the grant memorialized by the RSU Agreement will vest in equal annual installments over four years from the date of grant.  Pursuant to the RSU Agreement, a participant will forfeit the unvested portion of the award in the event that the participant ceases to be an employee, consultant, or director of the Company for any reason prior to the award vesting in full.

Approval of Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement.

On August 26, 2014, the Committee approved a Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement (the “PSU Agreement”) to be used to set forth the terms of grants of performance stock units to certain participants under the Plan, including the Company’s named executive officers.

The PSU Agreement contemplates that all or a portion of the performance stock units underlying the grant memorialized by the PSU Agreement will vest upon the certification of the timely achievement of certain specified performance goals.  Pursuant to the PSU Agreement, a participant will forfeit the unvested portion of the award in the event that the participant ceases to be an employee, consultant, or director of the Company for any reason prior to the award vesting in full or in the event that the Company fails to meet the specified performance goals to which the vesting of such unvested performance stock units is tied.

Approval of Form of 2015 Market Stock Unit Grant Notice and Market Stock Unit Agreement.

On August 30, 2014, the Committee approved a Form of 2015 Market Stock Unit Grant Notice and Market Stock Unit Agreement (the “MSU Agreement”) to be used to set forth the terms of grants of market stock units to certain participants under the Plan, including the Company’s named executive officers.

The MSU Agreement contemplates that there will be two performance periods specified by the Committee and that one half of the market stock units underlying the grant memorialized by the MSU Agreement will vest upon the Committee’s certification that the Company has achieved certain specified performance goals during the first performance period and the other half of the market stock units will vest upon the Committee’s certification that the Company has achieved certain specified performance goals during the second performance period. Pursuant to the MSU Agreement, a participant will forfeit the unvested portion of the award in the event that the participant ceases to be an employee, consultant, or director of the Company for any reason prior to the award vesting in full or in the event that the Company fails to meet the specified performance goals for the performance period to which the vesting of such unvested market stock units is tied.

The descriptions set forth in this Current Report on Form 8-K are summaries and are therefore qualified in their entirety by the complete text of the RSU Agreement, PSU Agreement and MSU Agreement attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement
99.2	Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement
99.3	Form of 2015 Market Stock Unit Grant Notice and Market Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: September 2, 2014	By:	/s/ Alaleh Nouri
Alaleh Nouri
Senior Vice President, General Counsel &
Corporate Secretary

EXHIBIT INDEX

Number	Description
99.1	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement
99.2	Form of Performance Stock Unit Grant Notice and Performance Stock Unit Agreement
99.3	Form of 2015 Market Stock Unit Grant Notice and Market Stock Unit Agreement